Exhibit 99.3

 confidential Christopher Petrocelli Sep 08, 2015 13:04 Colorado New Mexico South Dakota Nebraska North Dakota lowa Minnesota  Directory/community Directory/community Directory community Directory/community Directory/community Directory/community Directory/community  Alamosa Alamogordo Aberdeen Alliance Bismarck Afgona Albert Lea - Austin Aspen Albuquerque West Glacial Lakes Fremont Dickinson Ames Barnum Boulder Albuquerque White Pages Northern Hills Grand Island Fargo - Moorhead Atlantic Bemidji Brighton Albuquerque Yellow Pages Rapid City Norfolk Grafton Boone Brainerd Canon City Artesia Sioux Falls North Platte Grand Forks Burlington Buffalo Castle Rock Belen South Dakota South Central Omaha SSW North Dakota South Central Carroll Chisholm - Hibbing Colorado Springs Clovis Yankton Omaha White Pages Wahpeton Cedar Rapids Detroit Lakes Craig - Steamboat El Paso West, Tx(1) Omaha Yellow Pages Williston Clinton - Maquoketa E. Central Minnesota Denver - Arvada Farmington O’Neill Council Bluffs Fergus Falls Denver - Aurora Gallup Sidney Decorah Forest Lake Denver - Central Las Cruces Des Moines Glenwood Denver - Englewood Las Vegas Dubuque Grand Rapids Denver - Lakewood Roswell Fort Madison Jackson - Windom Denver - Northglenn Santa Fe Iowa City Lake Minnetonka Denver - South Jeff County Silver City Iowa Falls Le Sueur - St. Peter Denver White Pages Socorro Iowa Great Lakes Lit - Mont - Willmar Denver Yellow Pages Taos Marshalitown Little Falls Durango Tucumcari Mason County Minneapolis White Pages Estes Park  Muscatine Minneapolis Yellow Pages Evergreen  Ottumwa Minnesota Northwest Fort Collins  Quad Cities Minnesota Southwest Grand County  Shenandoah Morris Grand Junction  Sioux City NW Suburban Area Greeley  Siouxland North Owatonna Gunnison  Siouxland South Park Rapids Idaho Springs  Storm Lake Red Wing La Junta  Waterloo Rochester Lamar  Webster City Sauk Centre Limon - Burlington  Western Suburbs SE St. Paul Longmont  South of the River Suburbs Loveland  St. Cloud Montrose - Delta  St Croix Valley Northeast Colorado  St. Paul White Pages Pueblo  St. Paul Yellow Pages Salida  SW Suburban Area Trinidad  Twin Cities On-the-Go Vail - Leadvile  Twin Ports Walsenburg  Virginia  White Bear  Winona Included in New Mexico   Arizona Utah Idaho Montana Wyoming Oregon Washington  Directory/community Directory/community Directory/community Directory/community Directory/community Directory/community Directory/community  Apache Junction Brigham City Blackfoot Billings Big Horn Basin Albany Aberdeen Casa Grande Cache Valley Boise Bozeman Casper Astoria Bainbridge Island Cochise County Ogden Idaho Falls Butte Cheyenne Baker-Union County Bellingham East Valley White Pages Park City - Heber City Lewiston Eastern Montana Evanston - Kemmerer Beaverton Centralia East Valley Yellow Pages Price - Helper Malad City Glasgow Jackson Hole Central Oregon Clark County - Vancouver Flagstaff Provo Mountain Home Great Falls Lander Clackamas County Cle Elum Globe Salt Lake City White Pages Nampa - Caldwell Helena Laramie Corvallis Colville Greater NW Valley Salt Lake City Yellow Pages Payette Lewistown Northeast Wyoming East County Greater Eastside Greater SW Valley South Central Utah Pocatello Missoula Rawlins Eugene Greater Puget Sound On-The-Go Mohave County South Valley Soda Springs Rock Springs Florence Greater Snohomish County Nogales Southern Utah Twin Falls Grants Pass Kitsap County Payson Tooele Klamath Falls Longview Phoenix Res White Pages Uintah Basin (Vernal) Medford Moses Lake Phoenix Bus White Pages Wasatch Front On-The-Go Newport - Lincoln City Okanogan Phoenix Yellow Pages  Pendleton Olympia Prescott  Portland White Pages Port Angeles Safford  Portland Yellow Pages Port Townsend Scottsdale  Roseburg Puyallup Sun City  Salem Seattle White Pages Tucson - Central  St. Helens Seattle Yellow Pages Tucson - East  Tigard Shelton Tucson - North  Tillamook South King County Tucson White Pages  Spokane Tucson Yellow Pages  Tacoma Valley of the Sun On-The-Go  Tri-Cities Wickenburg  Walla Walla Winslow  Yakima Yuma  confidential Christopher Petrocelli Sep 08, 2015 13:04

 SuperMedia Distribution by State H1awa'i.i Alaska -Distribution in State -No Distributionn in State

 confidential Christopher Petrocelli Sep 08. 2015 13:05  Expansive Footprint And Market Presence Sprint FLORIDA Beverly Hills Bonita Springs - North Naples Cape Coral - North Fort Myers Central Florida Citrus Countywide Clewiston - Moore Haven Crestview Crystal River - Homosassa Springs Dade City Ft. Walton Beach Golden Gate Golden Triangle Greater Lake Okeechobee Gull Shore Area Highlands Inverness Jackson & Holmes Counties (Marianna) Kissimmee Labelle Lake County Lake County South Lake Placid Lee County Areawide - Classified Lee County Area White Pages Lehigh Acres Madison & Jefferson Counties Marco Island Naples - Classified Naples - White Pages Ocala - Marion Countywide Peace River Valley Punta Gorda Community Punta Gorda - Port Charlotte Sanibel - Captiva Islands South Fort Myers Starke Sumter Countywide Tallahassee Tri-County Area West Volusia County Williston INDIANA Adams /Wells Counties Denver Flora / Rossville Hancock - Henry Suburban Jamestown Jasper /Newton Counties Jay County Johnson County Suburban Kosciusko Countywide LaFontaine LaGrange Countywide Marshall County Nappanee Starke/Pulaski Counties The Lakes Area Tri-State Regional Twin Lakes Regional Union City Whitley County KANSAS Barton / Stafford County Regional Belle Plaine Burlington/Osage City Central Kansas Regional Courtland / Clyde East Central Kansas Regional Junction City Northeast Kansas Regional Russell /Osborne Southeast Kansas Regional Turkey Red Regional MINNESOTA Allkin/Crosby Alexandria Benson Brooklyn Park / Maple Grove/ Osseo / Rogers Chaska/Wacon.a Cokato - Dassel - Howard Lake Glencoe Granite Falls Hastings Lake City / Plainview Lewiston Long Prairie New Richland St. James MISSOURI Central Missouri State University Golden Valley Area Harrisonville - Butler Regional Jefferson City KCI Regional King City Lebanon Regional Northwest Missouri Odessa-Lexington Regional Rolla Regional Warrensburg Regional NEBRASKA WYOMING North Platte Valley NEVADA Boulder City Henderson Las Vegas - January Las Vegas - June Las Vegas New Residents Guide Las Vegas Valley West (Rainbow West) Laughlin North Las Vegas NEW JERSEY Belle Mead - Somerville Chester - Washington Townships Hunterdon Countywide Sparta - Lake Mohawk Area Sussex Countywide Tewksbury Warren Countywide NORTH CAROLINA Ahoskie Albemarle Area Asheboro Clinton Dunn Duplin County Eden Madison Elkin - Yadkin County Fayetteville / Cumberland County Fuquay - Varina Gibsonville Greater Hickory / Unifour Area Greenville Havelock Henderson Hillsborough Jacksonville Johnston County Kernersville Kinston Maxton / Raeford / Red Springs / St. Pauls Mocksville Moore County Areawide Morehead City Mount Airy - Surry County New Bern North Wilkesboro / Wilkes County Pittsboro / Siler City Roanoke Rapids Rocky Mount Roxboro Tarboro The Outer Banks Troy Wake Forest Walkertown Washington West Jefferson Whiteville Williamston Wilson Yanceyville OHIO Ada Adamsville / Frazeysburg Bluffton Bucyrus Darke Countywide Defiance Areawide Delphos Fulton - Henry Countywide Green Springs Indian Lake Jefferson / Andover Area Lake Milton Lima Areawide Logan Countywide McConnelsville Morrow Countywide Mount Sterling Mount Vernon Newton Falls Ottawa Pataskala / Sunbury / Johnstown Preble Countywide Richland - Ashland Regional Shelby Community Shelby Countywide Stony Ridge Trumbull Countywide Union Countywide Van Wert/Paulding Warren County Areawide Wayne - Holmes Countywide OREGON Central and North Oregon Coast Columbia Gorge Sheridan /Carlton Tillamook Countywide Upper Rogue PENNSYLVANIA Bedford County Beech Creek - Mill Hall Butler Countywide Chambersburg Cranberry / Wexford Area Cumberland Countywide Elizabethtown / Columbia Gettysburg Hanover Juniata Valley Areawide Perry County Slippery Rock Southern Blair Huntingdon County Waynesboro SOUTH CAROLINA Beaufort Greenwood Regional Hampton - Estill Holly Hill Ridgeland Saluda TENNESSEE East Tennessee State University Elizabethton Erwin / Unicol County Greeneville Jonesborough Mountain City Tri-Cities / Bristol Tri-Cities / Johnson City Tri-Cities / Kingsport TEXAS Bullard Cedar Creek Lake Area Clifton Commerce / Cooper Gatesville / Hamilton Grimes County Area Groesbeck Henderson County Area Humble / Kingwood / Atascocita Kaufman Killeen / Ft. Hood Area Overton / Troup Area Palestine / Anderson County Palo Pinto County Pettus Salado Stephenville Regional Stockdale West Columbia Wise County Area VIRGINIA Abingdon Altavista Bachelor’s Hall / Whitmell Brookneal Charlottesville Farmville Front Royal Galax Lexington Marion Martinsville Montpelier Nottaway Lunenburg Page County (Luray) Rocky Mount - Franklin County South Boston / Volens South Hill Wythe County-Bland County WASHINGTON Lower Yakima Valley Poulsbo / Suquamish / Silverdale/Bainbridge Island Quilcene DonTech ILLINOIS Algonquln Alton Arlington Heights Ashburn Neighborhood - Chicago Aurora Austin Neighborhood - Chicago Barrington Bartlett Beardstown Belleville Belmont - Cragin Neighborhood - Chicago Bensenville Beverly Neighborhood - Chicago Big Rock Bloomingdale Blue Island Bridgeport Neighborhood - Chicago Brighton Park Neighborhood - Chicago Cairo Canton Cary Champaign Chatham Neighborhood - Chicago Chicago Consumer Chicago Heights Chicagoland Business to Business Chicago Loop Chicago White Pages Chain D’Lakes Cicero Clinton County Collinsville Crete Crystal Lake Danville Darien Decatur Deerfield Delevan Downers Grove Dundee Dwight East Saint Louis Edwardsville Elburn Elgin Elk Grove Village Elmhurst Englewood Neighborhood - Chicago Evanston Evergreen Park Forrest Frankfort Galena Geneva Gibson City Gilman Glen Ellyn Glenview Granite City Greenville Hampshire Harvard Harvey Hegwisch Neighborhood - Chicago Highland Park Hinsdale Homewood Hyde Park Neighborhood - Chicago Illinois Quad Cities Jefferson Park Neighborhood - Chicago Joliet Kankakee La Grange Lake Forest Lake View Neighborhood - Chicago Lansing La Salle Lemont Libertyville Lincoln Park Neighborhood - Chicago Lincoln Square Neighborhood - Chicago Logan Square Neighborhood - Chicago Lombard Marengo Maywood Mc Henry Morris Mount Vernon Naperville Nashville Norwood Park Neighborhood - Chicago Dak Park Olive Branch Drland Park Palatine Park Ridge Peoria Quincy Riverdale River Grove Rockford Rogers Park Neighborhood - Chicago Roseland Neighborhood - Chicago Schaumburg Seneca Skokie South Shore Neighborhood - Chicago Springfield Sterling Summit Tinley Park Vandalia Watseka Waukegan Wheeling Wilmington Winnetka Woodstock Yorkville Zion INDIANA Calumet City Crown Point East Chicago Gary Hammond Highland Lowell IOWA Iowa Quad Cities confidential Christopher Petrocelli Sep 08, 2015 13:05